UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2026

Monroe Capital Enhanced Corporate Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01919	33-6956497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, 35th Floor
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 258-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On January 14, 2026, the Board of Trustees of Monroe Capital Enhanced Corporate Lending Fund (the “Company”) appointed Ronald A. Holinsky as the Company’s Chief Compliance Officer, Chief Legal Officer and Corporate Secretary, effective as of January 14, 2026. Mr. Holinsky will replace Kristan Gregory, who previously served as Chief Compliance Officer of the Company, and Christopher Lund, who previously served as the Company’s Corporate Secretary. Mr. Lund will remain in his position as the Company’s Chief Financial Officer.

Mr. Holinsky (i) was not appointed to any of the above-referenced offices pursuant to any arrangement or understanding with any other person; (ii) does not have a family relationship with any of the Company’s trustees or other executive officers; (iii) has not engaged, since the beginning of the Company’s last fiscal year, and does not propose to engage, in any transaction in which the Company was or is a participant; and (iv) has not entered into, and does not expect to enter into, any material plan, contract, arrangement, grant or award in connection with his appointment to any of the above-referenced offices.

Mr. Holinsky, 55, joined Monroe Capital, LLC (“Monroe Capital”) in 2025. In addition to serving as the Company’s Chief Compliance Officer, Chief Legal Officer and Corporate Secretary, Mr. Holinsky serves as Chief Compliance Officer, Chief Legal Officer and Corporate Secretary for each of Monroe Capital Corporation  (NASDAQ: MRCC), a publicly traded business development company, and Monroe Capital Income Plus Corporation, a perpetual life, privately offered business development company, both of which are affiliated with the Company. Before joining Monroe Capital, from 2018 to 2025 Mr. Holinsky was a Senior Vice President and Chief Counsel for Lincoln National Corporation (d/b/a Lincoln Financial) (“Lincoln Financial”) and, from 2016 to 2025 served as the Chief Legal Officer for SEC-registered open-end and closed-end investment companies sponsored by Lincoln Financial. From 2010 to 2013, Mr. Holinsky served as a Vice President and Deputy General Counsel for Janney Montgomery Scott LLC. Mr. Holinsky graduated from West Virginia University with a BS in Business Administration / Finance and received his JD from the University of Baltimore School of Law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Enhanced Corporate Lending Fund

Date: January 15, 2026	By:	/s/ Christopher Lund
Christopher Lund
Chief Financial Officer